Loan Commitments And Other Related Activities	12 Months Ended
Dec. 31, 2011
Loan Commitments And Other Related Activities [Abstract]
Loan Commitments And Other Related Activities

NOTE 13 – LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates or other termination clauses and may require payment of a fee. Some commitments are expected to expire without being used. Total commitments do not necessarily represent future cash requirements. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amounts of loan commitments were as follows at year-end:

	2011		2010
	Fixed Rate	Variable Rate	Fixed Rate	Variable Rate
Commitments to extend credit (net of participations)	$2,022,000	$2,900,000	$314,000	$2,697,000
Unused home equity and overdraft lines of credit	0	12,025,000	0	10,949,000
Unused commercial lines of credit	71,000	18,487,000	1,930,000	18,323,000

The Company had standby letters of credit totaling $1,021,000 and loans sold with recourse of $99,276 at December 31, 2011. There were standby letters of credit totaling $1,021,000 and loans sold with recourse of $105,000 at December 31, 2010.

Commitments to make loans are generally made for periods of one year or less. At December 31, 2011, the fixed rate loan commitment has an interest rate 5.95% and a maturity of approximately five years.

The Company participates in the Federal Home Loan Bank of Cincinnati's Mortgage Purchase Program which provides the Company the ability to sell conventional mortgage loans in the secondary market. The program utilizes a Lender Risk Account ("LRA") which is funded through the proceeds of individual mortgages sold. One LRA is established for each master commitment and the amount deposited into the LRA is approximately thirty to fifty basis points of each original loan balance.

If a loss on an individual loan is in excess of homeowner equity and (if applicable) primary mortgage insurance, funds are withdrawn from the related LRA to cover the shortfall. The Company is eligible to receive LRA funds, net of any losses, beginning in the sixth year from the date a master commitment is fulfilled and ending in the eleventh year or when all of the loans sold under a master commitment have been paid in full. The Company's LRA totaled $43,300 at December 31, 2011 and $30,158 at December 31, 2010.

For the year ended December 31, 2011, five loans were sold as part of the Mortgage Purchase Program totaling $991,000. During 2010, fourteen loans were sold as part of the Mortgage Purchase Program totaling $2,268,000. There were two residential mortgage loan totaling $516,000 held for sale at December 31, 2011, and one residential mortgage loan totaling $236,000 held for sale at December 31, 2010.